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                               Supplement to the
                    Mitchell Hutchins LIR Select Money Fund
                        Prospectus dated July 31, 1998

                                                                January 15, 1999

Dear Investor,

        Mitchell Hutchins Asset Management Inc. has agreed to waive 9 basis points of its 18 basis point management fee from January 19, 1999 through April 30, 1999. Until that date, management fees will be 9 basis points (0.09%). As a result, "Total Operating Expenses" noted on page 4 of the prospectus will be reduced to 9 basis points (0.09%) for Institutional shares and to 34 basis points (0.34%) for Financial Intermediary shares through that date.